  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way Loudon, Tennessee 37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)
(865) 458-5478
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company      ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously reported, on June 28, 2017, Malibu Boats, LLC, a Delaware limited liability company (the “Purchaser”) and wholly owned indirect subsidiary of Malibu Boats, Inc., a Delaware corporation (the “Company”) entered into an agreement to acquire all of the outstanding units of Cobalt Boats, LLC (“Cobalt”) from its existing members, pursuant to a unit purchase agreement, dated as of June 28, 2017 (the “Unit Purchase Agreement”), by and among the Purchaser, Cobalt, and the other parties named therein (the “Acquisition”).
On July 6, 2017, the Purchaser completed its acquisition of Cobalt and paid a purchase price of $130.0 million. The purchase price is subject to certain adjustments, including customary adjustments for the amount of working capital in the business at the closing date and subject to adjustment for any judgment or settlement in connection with a pending litigation matter between Cobalt and Sea Ray Boats, Inc. and Brunswick Corporation. As previously disclosed, the Company paid $1 million of the purchase price for the Acquisition in newly issued shares of the Company’s Class A common stock to William Paxson St. Clair, Jr. based on the closing price of the shares of Class A common stock of the Company on June 27, 2017 and paid the balance of the purchase price for the Acquisition with borrowings under its Second Amended and Restated Credit Facility (the “Credit Agreement”).
As previously disclosed, Mr. William Paxson St. Clair, Jr.’s appointment as a director of the Company and as President of Cobalt, an indirect wholly owned subsidiary of the Company became effective on July 6, 2017 upon completion of the Acquisition.
The foregoing description of the Unit Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Unit Purchase Agreement, which is filed as Exhibit 2.1 to the Form 8-K filed by the Company on June 29, 2017 and is incorporated herein by reference. Certain schedules and annexures to the Unit Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on June 28, 2017, Malibu Boats, LLC, as the borrower (the “Borrower”), a wholly owned indirect subsidiary of the Company, entered into a Second Amended and Restated Credit Agreement to its existing amended and restated credit agreement dated as of April 2, 2015 (as amended, the “Existing Credit Agreement”), by and among the Borrower, Malibu Boats Holdings, LLC, parent of the Borrower and a wholly owned subsidiary of the Company, and certain subsidiaries of the Borrower parties thereto, as guarantors, the lenders parties thereto, and SunTrust Bank, as administrative agent, swingline lender and issuing bank. The Credit Agreement provides the Borrower a term loan facility in an aggregate principal amount of $160.0 million ($55.0 million of which was drawn on June 28, 2017 to refinance the loans under the Existing Credit Agreement and $105.0 million of which is a delayed draw term loan used to fund the payment of the purchase price for the Acquisition, as well as to pay certain fees and expenses related to entering into the Credit Agreement) and a revolving credit facility of up to $35.0 million, each, with a maturity date of July 1, 2022.
In connection with the closing of the Acquisition described above, the $105.0 million term loan was drawn on July 6, 2017 by the Borrower. A summary of the Credit Agreement is included in Item 1.01 of the Form 8-K filed by the Company on June 29, 2017 and such summary is incorporated by reference herein and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 to the Form 8-K filed by the Company on June 29, 2017 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
On July 6, 2017, in connection with the completion of the Acquisition, the Company issued 39,262 shares of Class A common stock to William Paxson St. Clair, Jr. comprising $1 million of the purchase price paid by the Purchaser described under Item 2.01 above. The issuance of Class A common stock in the Acquisition was not registered under the Securities Act of 1933, as amended (the “Securities Act”). These shares were issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemption set forth in Section 4(a)(2) of the Securities Act.
The information set forth above under Item 2.01 is hereby incorporated by reference in its entirety in this Item 3.02.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.
(b)    Pro Forma Financial Information.
In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.
(d)    Exhibits.
The following exhibits are being filed as part of this report:

Exhibit No.	Description

2.1+
Unit Purchase Agreement, dated June 28, 2017 among Malibu Boats, LLC, Cobalt Boats, LLC and the other parties named therein (incorporated herein by reference to Exhibit 2.1 to Malibu Boats, Inc.'s Current Report on Form 8-K filed on June 29, 2017)

10.1
Second Amended and Restated Credit Agreement, dated June 28, 2017, by and among Malibu Boats, LLC, Malibu Boats Holdings, LLC, the other guarantors party thereto, the lenders party thereto, and SunTrust Bank, as administrative agent, as issuing bank and as swingline lender (incorporated herein by reference to Exhibit 10.1 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on June 29, 2017)

10.2
Second Amended and Restated Security Agreement, dated June 28, 2017, by and among Malibu Boats, LLC, Malibu Boats Holdings, LLC, the other debtors party thereto, and SunTrust Bank, as administrative agent (incorporated herein by reference to Exhibit 10.2 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on June 29, 2017)

+ Portions of this exhibit have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

		By:	/s/ Jack Springer
Date:	July 6, 2017		Jack Springer
Chief Executive Officer